Filed Pursuant to Rule 497(e)
1933 Act File No. 333-179562
1940 Act File No. 811-22668
Distillate U.S. Fundamental Stability & Value ETF (DSTL)
(the “Fund”)

Supplement dated October 3, 2023 to the
Prospectus dated April 3, 2023

The following replaces the disclosure, in its entirety, found under the sub-heading “Manager of Managers Structure” within the section titled, “ADDITIONAL INFORMATION ABOUT THE FUNDS” on page 15 of the Fund’s prospectus:

Manager of Managers Structure. Each Fund and the Adviser have received exemptive relief from the SEC permitting the Adviser (subject to certain conditions and the approval of the Funds’ Board of Trustees (the “Board”)) to change or select sub-advisers without obtaining shareholder approval. The relief also permits the Adviser to materially amend the terms of agreements with a sub-adviser (including an increase in the fee paid by the Adviser to the sub-adviser (and not paid by the applicable Fund)) or to continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval. Shareholders of the applicable Fund will be notified of any sub-adviser changes.

Please retain this Supplement with your Prospectus for future reference.